Supplement Dated May 15, 2012

To the

Prospectus Dated May 1, 2012

For the

Farmers Variable Annuity

Issued through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING YOUR FARMERS® VARIABLE ANNUITY

This Supplement amends the May 1, 2012 prospectus (“Prospectus”) for the Farmers Variable Annuity Contract (“Contract”) to reflect the fact that the Fixed Account guaranteed minimum interest rate for Contracts issued on or after January 27, 2012 are the rate stated in the Contracts and that the guaranteed minimum interest rate is between 1.0% and 3.0%.

The paragraph titled “Fixed Account” on page 6 of the Prospectus is amended to read as follows:

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate shown in your Contract. The guaranteed minimum interest rate is between 1.0% and 3.0%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our general account.

Please Retain This Supplement for Future Reference.

If you have questions, please call the Service Center toll-free at 1-877-376-8008, write the Service Center at P.O. Box 724208, Atlanta, GA 31139, or contact your Farmers Registered Representative.